EXHIBIT 10.54


                            INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "AGREEMENT") is made as of December 19, 2001, by and among Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), and each of the parties (each an "INVESTOR" and collectively, the "INVESTORS") listed on the SCHEDULE OF INVESTORS attached hereto as EXHIBIT A (the "SCHEDULE OF INVESTORS").

                                    RECITALS


     A. Certain of the parties hereto are parties to those certain Note and Warrant Purchase Agreements, dated April 2001, as amended, whereby the Investors provided loans to the Company in exchange for the Company's issuance of certain Secured Convertible Promissory Notes (the "ORIGINAL NOTES") convertible into shares of the Company's Common Stock, par value $0.001 per share (the "SHARES") and Warrants (the "ORIGINAL WARRANTS") to purchase shares (the "WARRANT SHARES") of Common Stock.

     B. Certain of the parties hereto are parties to those certain Note and Warrant Purchase Agreements, dated of even date herewith, pursuant to which certain of the Investors have invested additional capital in the Company in exchange for certain Secured Convertible Promissory Notes (the "NEW NOTES") convertible into the Shares and Warrants (the "NEW WARRANTS") to purchase additional Warrant Shares.

     C. The parties desire to enter into this Agreement which will govern the registration rights of the Shares held by the Investors in accordance with the terms and conditions herein.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. REGISTRATION RIGHTS.

     1.1 DEFINITIONS. For purposes of this Agreement:

     "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.


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     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, warrants, subscription rights, participations or other equivalents (however designated) of capital stock.

     "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

     "ELIGIBLE OFFERING" means any public offering of Common Stock by the Company other than: (i) any registration relating solely to the sale of securities to participants in a Company stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and (iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

     "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

     "QUALIFIED OFFERING" means a firmly underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed with the SEC.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

     "REGISTRABLE SECURITIES" means (i) any Common Stock held by the Investors,
(ii) any Common Stock issuable upon conversion and/or exercise of the Original Notes, the Original Warrants, the New Notes and the New Warrants, (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, and (iv) any Common Stock of the Company issued by way of a stock split of the shares referenced in (i), (ii) or
(iii) above.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Act of 1933, as amended) promulgated thereunder.


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     "TRADING DAY" shall mean any day on which shares of the Company's Common
Stock are traded on the American Stock Exchange, any other national market or over the counter, as the case may be.

     1.2 REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

     (a) FILING. At any time upon receipt of a written request delivered at any time after December 19, 2002, from the Investors holding at least fifty percent (50%) of the total Registrable Securities which are outstanding or which are issuable upon conversion or exercise at the time of the request, the Company agrees to file, and cause to become effective as promptly as practicable thereafter, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 (the "REGISTRATION STATEMENT") on Form S-3 covering the shares of Common Stock into which the Shares may be converted (the "UNDERLYING SHARES"), which Registration Statement (or post-effective amendment filed under this Section 1.2) shall remain effective until the earlier of: (i) two (2) years from the date of effectiveness and (ii) such time as all registration rights granted to the Investor hereunder have terminated pursuant to Section 4.2 hereof (the "EFFECTIVENESS PERIOD"). If the Company is not eligible to use Form S-3, the Registration Statement shall be on Form S-1 and shall be amended to Form S-3 at such time as the Company becomes eligible to use Form S-3. NOTWITHSTANDING THE FOREGOING, the Company shall not be obligated to file and cause to be effective a Registration Statement in the event that (1) the Company shall furnish to the Investor a certificate signed by the Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be effected at such time, in which event the Company shall have the right to defer the filing of the Registration Statement for a period of not more than 90 days, or (2) if the Company has already filed three Registration Statements at the request of the Investors pursuant to this Section 1.2(a);

     (b) EFFECTIVENESS. The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective within 90 days after filing with the SEC or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The Registration Statement shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the SEC. The Company will notify the Investor of the effectiveness of the Registration Statement within one Trading Day of such event.

     (c) EXPENSES. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 1.2(a) and in complying with applicable Federal and State securities and Blue Sky laws shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered. The Investor and his counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review any amendment to the Registration Statement prior to filing with the SEC, and the Company shall provide the Investor with copies of any comment letters received from the SEC with respect thereto within two (2) Trading Days of receipt thereof.

     1.3 PIGGYBACK REGISTRATIONS. From and after December 19, 2002, Company shall notify the Investors in writing at least 20 days prior to filing any registration statement under the Securities Act for purposes of effecting an Eligible Offering, and will afford the Investors an opportunity to include in such registration statement all or any part of the Registrable Securities then

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held by any Investor. If the Investors desire to include in any such registration statement all or any part of the Registrable Securities they hold, such Investors shall, within 10 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Investor wishes to include in such registration statement. If any Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise the Investors. In such event, the right of the Investors' Registrable Securities to be included in a registration pursuant to this Section
1.3 shall be conditioned upon the Investors' participation in such underwriting and the inclusion of the Investors' Registrable Securities in the underwriting to the extent provided herein. If the Investors are proposing to distribute their Registrable Securities through such underwriting, such Investors shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND to the holders of any other registration rights granted by the Company prior to the date of this Agreement, and THIRD, to the Investors, on a pro rata basis based on the total number of Registrable Securities then held by each Investor. If any Investor disapproves of the terms of any such underwriting, such Investor may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

     (b) EXPENSES. The Company shall pay all expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' or brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the fees and disbursements of special counsel for the Investors.

     1.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of a majority in interest of the Investors, keep such registration statement effective for the Effectiveness Period;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement

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as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors that are included in such registration;

     (d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by a majority in interest of the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering;

     (f) at such time as the Investors' Registrable Securities are covered by such registration statement, notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of a majority in interest of the Investors prepare and file an amendment to any such prospectus as may be necessary;

     (g) furnish, at the request of a majority in interest of the Investors if such Investors are requesting registration of Registrable Securities and such securities are being sold through underwriters, a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Investors requesting registration, addressed to the underwriters and to such Investors;

     (h) cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (i) cause the Company's officers, directors and independent certified public accountants to provide all information reasonably requested by a representative of the Investors and any attorney or accountant retained by the Investors, in connection with such registration;

     (j) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the registration

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statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

     1.5 INVESTOR'S OBLIGATIONS. (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1 that the Investors shall furnish to the Company such information regarding such Investors, the Registrable Securities held by the Investors and the intended method of disposition of such securities, as shall be required to timely effect the registration of its Registrable Securities.

     (ii) Investors agree that upon receipt of written notice of a Blackout Period from the Chief Executive Officer or Chairman of the Board of Directors, the Investors will not offer or sell Registrable Securities or engage in any transaction involving or relating to Registrable Securities during the time period set forth in such notice (such Blackout Period not to exceed 30 days) and will not disclose the contents of such notice until the Blackout Period has ended. For purposes of this Section 1.5: "BLACKOUT PERIOD": shall mean the occurrence of a material event which may be, in the good faith opinion of the Board of Directors, materially adverse to the Company's financial condition, business or operations or may require a disclosure which is not in the Company's best interest in light of the existence of (A) any material acquisition or financing activity involving the Company, including a proposed public offering of debt or equity securities, (B) an undisclosed material event, the public disclosure of which would have a material adverse effect on the Company, and (C) a proposed material transaction involving the Company and a material portion of its assets.

     1.6 DELAY OF REGISTRATION. Investors shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:

     (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold the Investors harmless, any underwriter (as defined in the Securities Act) for the Investors and each person, if any, who controls an Investor or an Investor's underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

     (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation

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promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each Investor or its underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by an Investor, his underwriter or any controlling person of an Investor.

     (b) BY THE INVESTORS. To the extent permitted by law, the Investors will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investors expressly for use in connection with such registration; and the Investors will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investors, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by the Investors under this subsection 1.7(b) in respect of any Violation shall not exceed the net proceeds received by the Investors in the registered offering out of which such Violation arises.

     (c) NOTICE. Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but


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the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

     (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Investors are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (e) SURVIVAL. The obligations of the Company and the Investors under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise, and the termination of this Agreement.

     (f) SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     1.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to Section 1.2 and Section 1.3 may not be assigned by the Investors.

     1.9 HOLDBACK AGREEMENTS. Investor shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for equity securities of the Company, during the thirty days prior to and the 120-day period beginning on the effective date of any registration or any in which Registrable Securities are included (except as part of such underwritten offering), unless the underwriters managing the registered public offering otherwise agree.

     1.10 RULE144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) as long as the Investors own any Registrable Securities, to furnish to the Investors forthwith upon request a written statement by the Company as to its compliance with


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the reporting requirements of said Rule 144, and of the Securities Act and the
Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Investors may reasonably request in availing itself of any rule or regulation of the SEC allowing Investor to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

     1.11 TERMINATION OF REGISTRATION RIGHTS. Investors shall not be entitled to exercise any right provided in Section 1 hereof subsequent to the time at which all Registrable Securities held by the Investors (and any affiliates of the Investors with whom the Investors must aggregate their sales under Rule 144) can be sold in any three month period without registration in compliance with Rule 144 of the Act.

     2. AMENDMENT.

     2.1 Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this
Section 2.1 shall be binding upon the Investors and the Company.

     3. GENERAL PROVISIONS.

     3.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                                 If to the Investors:

Brilliant Digital Entertainment, Inc.              To the addresses stated on
6355 Topanga Canyon Boulevard                      the signature pages hereto.
Suite 120
Woodland Hills, California 91367
Attn: Chief Operating Officer
Facsimile:  818-615-0995


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     With Copies to:

Akin, Gump, Strauss, Hauer & Feld
2029 Century Park East, 24th Floor
Los Angeles, CA 90067-3010
Attn:  Murray Markiles
Fax Number:  (310) 728-2233

Or at such address as the Investors shall have furnished to the Company in writing. The parties hereto may from time to time change their address or facsimile number for notices under this Section 3.1 by giving written notice of such changed address or facsimile number to the other parties hereto as provided in this Section 3.1.

     3.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument.

     3.3 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

     3.4 CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Investors and their respective agents have participated in the preparation hereof.

     3.5 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Investors represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provisions of this Agreement shall control.

     3.6 ARBITRATION. Any dispute or controversy arising under, out of, or in connection with or in relation to this Agreement, and any amendments thereto or the breach thereof, shall be determined and settled by arbitration to be held in County of Los Angeles, State of California, in accordance with the rules of the American Arbitration Association. Any award rendered therein shall be final and binding on each and all of the Parties and judgment may be entered thereon in any court of competent jurisdiction.

     3.7 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined


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by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements.

     3.8 GOVERNING LAW. THIS AGREMEENT IS MADE AND ENTERED INTO IN THE STATE OF CALIFORNIA AND THE LAWS OF SAID STATE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES, SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER.

     3.9 ADJUSTMENTS FOR STOCK SPLITS AND CERTAIN OTHER CHANGES. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.



                            SIGNATURE PAGES TO FOLLOW

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                         /S/ ROBERT CHMIEL
                                      --------------------------------------
                                      By:    Robert Chmiel
                                      Its:   Chief Operating Officer and Chief
                                             Financial Officer

                                      Address: 6355 Topanga Canyon Boulevard
                                               Suite 120
                                               Woodland Hills, California 91367
                                               Attn:  Chief Operating Officer
                                               Facsimile:  818-615-0995

                    INVESTOR SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                            INVESTORS:

                                                /S/ HARRIS TOIBB
                                            -----------------------------------
                                            HARRIS TOIBB

                             Address:       6355 Topanga Canyon Blvd.
                                            Suite 411
                                            Woodland Hills, California 91367
                                            Facsimile:  818-883-5636


                                            EUROPLAY 1, LLC

                                                /S/ MARK DYNE
                                            -----------------------------------
                                            By:    Mark Dyne
                                            Title:

                             Address:       21900 Burbank Blvd.
                                            Suite 270
                                            Woodland Hills, California 91367
                                            Attn:  ________________________
                                            Facsimile:  818-712-0810


                                            PRESTON FORD INC.

                                                /S/ DAVID WILSON
                                            -----------------------------------
                                            By:  David Wilson
                                            Its: President

                             Address:       218 S. Main Street
                                            Preston, MD 21655
                                            Attn:  _______________________
                                            Facsimile:  410-673-2991


                                            CAPEL CAPITAL LTD.

                                                /S/ NICK HANNAH
                                            -----------------------------------
                                            By:  Nick Hannah on behalf of
                                                 Mentor Trustees Limited
                                            Its: Director

                             Address:       PO Box 212
                                            Hadsley House
                                            St. Peter Port
                                            GUERNSEY
                                            Channel Islands
                                            Facsimile: 44-1481-713112

                                    Exhibit A

                              SCHEDULE OF INVESTORS


        Harris Toibb

        Europlay 1, LLC

        Preston Ford Inc.

        Capel Capital Ltd.